Exhibit 10.19

                            CONTRIBUTION AGREEMENT


                  CONTRIBUTION AGREEMENT (this "Agreement"), dated as of June 30, 1999, between Raven Funding LLC ("Assignor"), the D.L. Peterson Trust (the "Origination Trust"), a business trust organized under the laws of the State of Delaware ("Assignee").


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, the Assignor is the sole owner of the UTI, an undivided beneficial interest in the Assignee;

          WHEREAS, the parties hereto desire to effect the contribution and assignment by Assignor to Assignee of all of the right, title and interest of Assignor to and under all the leases set forth on Schedule A (the "Leases");

          WHEREAS, the parties hereto desire to effect the contribution and assignment by Assignor to Assignee of all of the right, title and interest of Assignor to and under all the vehicles set forth on Schedule B (the "Vehicles"); and

          WHEREAS, the parties hereto desire to effect the contribution and assignment by Assignor to Assignee of all of the right, title and interest of Assignor to and under all the Fleet Receivables and the Receivables Property transferred to the Assignee pursuant to the Receivables Purchase Agreement, dated as of June 30, 1999 (as amended from time to time, the "Receivables Purchase Agreement"), between the Assignor and PHH Vehicle Management Services LLC ("VMS").

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1. Definitions. Capitalized terms used in the above recitals and in this Agreement, and not defined in this Agreement, shall have the respective meanings assigned to them in the Definitions List attached to the Base Indenture, dated as of the date hereof, between the Issuer and The Chase Manhattan Bank, as indenture trustee, as the same may be amended, supplemented or otherwise modified from time to time, exclusive of Indenture Supplements creating a new Series of Investor Notes (the "Base Indenture"). "Receivables Property" shall have the meaning set forth in Annex X to the Receivables Purchase Agreement.

          2. Contribution and Assignment. Assignor does hereby contribute, sell, warrant, pledge, convey, assign, transfer and set over unto Assignee all of its present and future right, title and interest in, to and under the rights, interests, powers, privileges and other benefits, in each case whether now owned or existing or hereafter acquired or arising and wherever the same may be located in all of the following (all of which rights, being hereby assigned and pledged, or intended so to be, are hereinafter collectively referred to as the "Assigned Assets"):

          (a) all Vehicles, together with: (i) all substitutions, renewals or replacements of the Vehicles or any part included therein, (ii) all proceeds, rents, income, revenues and profits to the Assignor therefor,
     (iii) all security interests in such Vehicles, (iv) all logs, books, records and other written materials pertaining to the Vehicles or any part included therein and all warranties of any kind relating to the Vehicles;

          (b) all the right, title, interest, claims and demands now held or hereafter acquired by the Assignor as lessor, in, to and under the Leases, together with all rights, powers, privileges, options, licenses and other benefits of the Assignor, as lessor, under each thereof, whether arising under the Leases, by law or in equity, including, without limitation:

               (i) all rights, if any, to leases of Vehicles;

               (ii) the immediate and continuing right to receive and collect all payments, insurance and disposition proceeds, condemnation awards and other payments, tenders and security of any kind now or hereafter payable or receivable by, or for the benefit or account of, the Assignor, as lessor, under the Leases;

               (iii) the right to (1) give or receive any instrument, notice or other communication, (2) exercise any election or option or accept any surrender of the Vehicle or any part thereof or grant any waiver, consent or other approval, and (3) enter into any amendment, supplement or other modification or agreement relating to the Leases;

               (iv) the right to take such action and exercise such rights and remedies upon the occurrence of a default under a Lease, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Leases, or by any other law or in equity, and to do any and all other things whatsoever which the Assignor is or may be entitled to do under the Leases;

it being the intent and purpose hereof that the contribution, assignment and transfer to the Assignee of said rights, powers, privileges, options, licenses and other benefits shall be effective and operative immediately and shall continue in full force and effect;

               (c) all the right, title, interest, claims and demands now held or hereafter acquired by the Assignor, in, to and under the Fleet Receivables and the Receivables Property, together with all rights, powers, privileges, options, licenses and other benefits of the Assignor, under each thereof, whether arising under the Fleet Receivables, by law or in equity, including, without limitation:

                    (i) all rights, if any, to the Fleet Receivables;

                    (ii) the immediate and continuing right to receive and
               collect all payments, insurance and disposition proceeds, condemnation awards and other payments, tenders and security of any kind now or hereafter payable or receivable by, or for the benefit or account of, the Assignor;



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

                    (iii) the right to (1) give or receive any instrument,
               notice or other communication, (2) exercise any election or option or grant any waiver, consent or other approval, and (3) enter into any amendment, supplement or other modification or agreement relating to the Fleet Receivables;

                    (iv) the right to take such action and exercise such
               rights and remedies upon the occurrence of a default under the Fleet Receivables and the Receivables Property, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Fleet Receivables and the Receivables Property, or by any other law or in equity, and to do any and all other things whatsoever which the Assignor is or may be entitled to do under the Fleet Receivables and the Receivables Property;

it being the intent and purpose hereof that the contribution, assignment and transfer to the Assignee of said rights, powers, privileges, options, licenses and other benefits shall be effective and operative immediately and shall continue in full force and effect;

          (d) each certificate of title or other evidence of ownership of a Vehicle issued by any applicable department, agency or official responsible for accepting applications for, and maintaining records regarding, certificates of title in the respective jurisdiction in which such Vehicle is registered;

          (e) the Receivables Purchase Agreement;

          (f) the Asset Sale Agreement;

          (g) any insurance policy and rights thereunder or proceeds therefrom, including without limitation, any policy of comprehensive collision, public liability, physical damage or personal liability insurance to the extent that any such policy applies to any Lease or Vehicle; and

          (h) all proceeds (as such term is defined in the Uniform Commercial Code of the State of New York, or any other applicable Uniform Commercial Code, each as in effect from time to time) of the foregoing, and in any event shall include, without limitation (i) "cash proceeds," (ii) "non-cash proceeds," (iii) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any confiscation, condemnation, requisition or other taking of any Assigned Assets, and
     (iv) all amounts payable to the Assignor by any manufacturer, supplier or vendor of any of the Vehicles or any component thereof pursuant to any warranty or indemnity covering any Vehicle, in each case whether now owned or existing or hereafter acquired or arising, or acquired or arising before or after the commencement of any bankruptcy proceeding by or against the Assignor; and (v) all monies and securities deposited or required to be deposited with the Assignor pursuant to any term of the Assigned Assets or required to be held by the Assignor hereunder or thereunder.

          3. Assumption. In consideration of the contribution and assignment set forth in Section 2 above, the Assignee hereby accepts the contribution and assignment of the Assigned

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

Assets and assumes and undertakes and agrees to perform and discharge all of the duties and obligations of Assignor with respect to the Leases whenever and wherever accrued.

          4. Release of Assignor. As of the date hereof, Assignor shall be relieved of all its liabilities under the Leases.

          5. Payments. Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid on account of the Assigned Assets to or for the benefit of Assignor; and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that are not attributable to the Assigned Assets and to which Assignor is otherwise entitled.

          6. Representation by Assignor. As of the Initial Closing Date, Assignor hereby represents and warrants to Assignee that none of the Assigned Assets transferred by Assignor on such date has been contributed, sold, transferred, assigned or pledged by Assignor to any Person other than Assignee. Immediately prior to the transfer and assignment contemplated herein, Assignor had good title to such Assigned Assets free and clear of all Liens and, immediately upon the transfer thereof hereunder, Assignee will have good title to such Assigned Assets, free and clear of all Liens, and the transfer of such Assigned Assets by Assignor to the Assignee has been perfected under the UCC.

          7. Indemnities of Assignor. Assignor shall defend, indemnify, and hold harmless Assignee, to the extent that the Assignee does not acquire perfected first priority ownership of the Assigned Assets, from and against the failure to vest perfected first priority ownership of the Assigned Assets.

          8. Protection, Right, Title and Interest. (a) Assignor shall take such necessary actions and precautions and actions to preserve, maintain, and protect the interest of Assignee in the Assigned Assets and proceeds thereof.

          (b) Assignor shall, at its own expense, on or prior to the Initial Closing Date, indicate in its computer files created in connection with the Assigned Assets for such Initial Closing Date that such Assigned Assets have been transferred, assigned and conveyed to the Trust pursuant to this Agreement.

          (c) Assignor shall execute and file such financing statements, and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to perfect and preserve the transfer, assignment and conveyance hereunder to the Issuer of the Assigned Assets and in the proceeds thereof. Assignor shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (d) Assignor shall not change its name, identity or limited liability company structure in any manner that would, could or might make any financing statement or continuation statement filed by Assignor in accordance with this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least 30 days prior written notice thereof and shall file such financing statement or amendments as may be necessary to continue the perfection of the Trust's interest in all Assigned Assets sold, transferred, conveyed and assigned hereunder.

          (e) Assignor shall give the Trust, the Issuer and the Indenture Trustee at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. Assignor shall at all times maintain its principal executive office within the United States of America.

          9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          10. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single agreement. It shall not be necessary that any counterpart be signed by both parties so long as each party shall sign at least one counterpart.

          11. Further Assurances. Each party agrees that from time to time after the date hereof, it shall execute and deliver or cause to be executed and delivered such instruments, documents and papers, and take all such further action as may be reasonably required in order to consummate fully the purposes of this Agreement and to implement the transactions contemplated hereby.

          12. Amendment. (a) This Agreement may be amended form time to time by a written amendment duly executed and delivered by Assignor and Assignee, but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in this Agreement only in a manner that would have no adverse effect on any Investor Noteholder or any Preferred Member.

          (b) This Agreement may be amended from time to time by a written amendment duly executed and delivered by Assignor and Assignee, with the consent of the Issuer and of the Indenture Trustee so long as any Series of Investor Notes is outstanding.

          (c) Prior to the execution of any such amendment or consent, Assignee shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests. No later than ten (10) Business Days after the execution of such amendment or consent, Assignor shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each Series of Preferred Membership Interests and the Indenture Trustee.


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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                    RAVEN FUNDING LLC, as Assignor



                                    By:
                                        ------------------------------
                                        Name:
                                        Title:



                                     D.L. PETERSON TRUST, as assignee


                                     By:  Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Delaware Trustee and SUBI Trustee



                                     By:  PHH VEHICLE MANAGEMENT
                                            SERVICES LLC, as UTI Trustee



                                     By:
                                           ---------------------------------
                                           Name:
                                           Title:



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

                                  Schedule A
                                List of Leases


     See the computer tape delivered to the UTI Trustee and the Indenture
Trustee

                                  Schedule B
                               List of Vehicles

     See the computer tape delivered to the UTI Trustee and the Indenture
Trustee